Exhibit 99.3 Indemnification Agreement, dated September 26, 2010, between the Company and Mr. Sik
INDEMNIFICATION AGREEMENT
          This INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into this 26th day of September, 2010 (the “Effective Date”) by and between Duoyuan Printing, Inc., a Wyoming corporation (the “Company”), and SIK Siu Kwan (the “Indemnitee”).
          WHEREAS, the Company believes it is essential to retain and attract qualified directors and officers;
          WHEREAS, the Indemnitee is a director and/or officer of the Company;
          WHEREAS, both the Company and the Indemnitee recognize the increased risk of litigation and other claims that may be asserted against directors and officers of public companies, as well as the possibility that in certain situations a threat of litigation may be employed to deter them from exercising their judgment in the best interests of the Company, and the consequent need to allocate the risk of personal liability through indemnification and insurance;
          WHEREAS, the Company’s Articles of Incorporation, as amended from time to time (the “Articles of Incorporation”), and Bylaws, as amended from time to time (the “Bylaws”), permit the Company to indemnify its directors and officers to the fullest extent permitted by the Wyoming Business Corporation Act, as amended; and
          WHEREAS, in recognition of the Indemnitee’s need for (i) substantial protection against personal liability and (ii) an inducement to continue to provide effective services to the Company as a director and/or officer thereof, the Company wishes to provide for the indemnification of the Indemnitee and to advance expenses to the Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained by the Company, to provide for the continued coverage of the Indemnitee under the Company’s directors’ and officers’ liability insurance policies.
          NOW, THEREFORE, in consideration of the promises contained herein and of the Indemnitee continuing to serve the Company, and intending to be legally bound hereby, the parties hereto agree as follows:
          1. Certain Definitions.
               (a) A “Change in Control” shall be deemed to have occurred if:
                     (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (b) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (c) any current beneficial shareholder or group, as defined by Rule 13d-5 of the Exchange Act, including the heirs, assigns and successors thereof, of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; hereafter becomes the “beneficial owner,” as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company’s then outstanding Voting Securities;
                    (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                    (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one transaction or a series of transactions, of all or substantially all of the Company’s assets.
               (b) “Expense” shall mean all reasonable attorneys’ fees and other costs, expenses and obligations actually paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing for any of the foregoing, any Proceeding relating to any Indemnifiable Event.
               (c) “Indemnifiable Event” shall mean any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, or by reason of anything done or not done by the Indemnitee in any such capacity.
               (d) “Proceeding” shall mean any threatened, pending or completed action, suit, investigation or proceeding, and any appeal thereof, whether civil, criminal, administrative or investigative and/or any inquiry or investigation, whether conducted by the Company or any other party, that the Indemnitee in good faith believes might lead to the institution of any such action.
               (e) “Reviewing Party” shall mean two or more qualified directors or special legal counsel appointed by the Board.
               (f) “Voting Securities” shall mean any securities of the Company which vote generally in the election of directors.
          2. Indemnification. Subject to Section 4 below, in the event the Indemnitee was or is a party to or is involved (as a party or witness) in any Proceeding by reason of (or arising in part out of) an Indemnifiable Event, because the Indemnitee was a director or officer , the Company shall indemnify the Indemnitee to the fullest extent permitted by the laws of the State of Wyoming, the Articles of Incorporation and the Bylaws against any and all Expenses, liability, and loss (including judgments, fines, penalties and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any taxes imposed on any director or officer as a result of the actual or deemed receipt of any payments under this Agreement) (collectively, “Liabilities”) actually incurred or suffered by such person in connection with such Proceeding. The Company shall provide indemnification pursuant to this Section 2 as soon as practicable, but in no event later than 30 days after it receives written demand from the Indemnitee. Notwithstanding anything in this Agreement to the contrary and except as provided in Section 5 below, the Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by the Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Proceeding.
          3. Advancement of Expenses. Subject to Section 4 below, the Company shall advance Expenses to the Indemnitee within 30 business days of such request (an “Expense Advance”); provided, however, that such Expenses shall be advanced only upon delivery to the Company of a written affirmation of his/her good faith belief that he/she has met the statutory standard of conduct or the proceeding involves conduct for which liability has been eliminated by the Articles of Incorporation and/or Bylaws and his/her written undertaking to repay any funds advanced if it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company; and provided further, that the Company shall make such advances only to the extent permitted by law.
          4. Review Procedure for Indemnification. Notwithstanding the foregoing, (i) the obligations of the Company under Sections 2 and 3 above shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 6 hereof is involved) that the Indemnitee would not be permitted to be indemnified under applicable law, the Articles of Incorporation or the Bylaws, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 3 above shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Indemnitee would not be permitted to be so indemnified under applicable law, the Articles of Incorporation or the Bylaws, the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all such amounts advanced; provided, however, that if the Indemnitee has commenced legal proceedings in a court of competent jurisdiction pursuant to Section 5 below to secure a determination that the Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that the Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). The Indemnitee’s obligation to reimburse the Company for Expense Advances pursuant to this Section 4 shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board, and if there has been such a Change in Control, other than a Change in Control which has been approved by a majority of the Company’s Board who were directors immediately prior to such Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 6 hereof.
          5. Enforcement of Indemnification Rights. If the Reviewing Party determines that the Indemnitee would not be permitted to be indemnified in whole or in part under applicable law, or if the Indemnitee has not otherwise been paid in full pursuant to Sections 2 and 3 above within 30 days after a written demand has been received by the Company, the Indemnitee shall have the right to commence litigation in any court having subject matter jurisdiction thereof and in which venue is proper to recover the unpaid amount of the demand (an “Enforcement Proceeding”) and, if successful in whole or in part, the Indemnitee shall be entitled to be paid any and all Expenses in connection with such Enforcement Proceeding. The Company hereby consents to service of process for such Enforcement Proceeding and to appear in any such Enforcement Proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and the Indemnitee.
          6. Change in Control. The Company agrees that if there is a Change in Control of the Company, other than a Change in Control which has been approved by a majority of the Company’s Board who were directors immediately prior to such Change in Control, then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Articles of Incorporation now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by the Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. Such special independent counsel shall not have otherwise performed services for the Company or the Indemnitee, other than in connection with such matters, within the last five years. Such special independent counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of special independent counsel pursuant to this Agreement.
          7. Partial Indemnity. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Liabilities, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Indemnitee is not so entitled.

          8. Non-exclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under any statute, under the Articles of Incorporation, vote of shareholders or qualified directors, as defined in Wyoming law, or otherwise, both as to action in an official capacity while holding such office. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Wyoming company to indemnify a member of its board of directors, such changes shall be, ipso facto, within the scope of the Indemnitee’s rights and the Company’s obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Wyoming company to indemnify a member of its board of directors, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.
          9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company. If an Indemnitee makes a claim for indemnification at the time when the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.
          10. Settlement of Claims. The Company shall not be liable to indemnify the Indemnitee under this Agreement (a) for any amounts paid in settlement of any action or claim effected without the Company’s written consent, which consent shall be granted at the sole discretion of the Company; or (b) for any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.
          11. No Presumption. For purposes of this Agreement, to the fullest extent permitted by law, the termination of any Proceeding, action, suit or claim, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.
          12. Consent and Waiver by Third Parties. The Indemnitee hereby represents and warrants that he or she has obtained all waivers and/or consents from third parties which are necessary for his or her employment with the Company on the terms and conditions set forth herein and to execute and perform this Agreement without being in conflict with any other agreement, obligation or understanding with any such third party. The Indemnitee represents that he or she is not bound by any agreement or any other existing or previous business relationship which conflicts with, or may conflict with, the performance of his or her obligations hereunder or prevent the full performance of his or her duties and obligations hereunder.
          13. Amendment of this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.
          14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.
          15. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, vote, agreement or otherwise) of the amounts otherwise indemnifiable hereunder.
          16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as a director or officer of the Company or of any other enterprise at the Company’s request.
          17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable,that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
          18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Wyoming applicable to contracts made and to be performed in such jurisdiction without giving effect to the principles of conflicts of laws.
          19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          20. Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given (a) if delivered by hand, when received (b) if transmitted by facsimile, on receipt of an error-free confirmation, or (c) if by international courier service, on the fourth (4th) business day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by the courier service. All such notices, demands and other communications shall be addressed as follows:
                    If to the Company:
Duoyuan Printing, Inc.
No. 3 Jinyuan Road
Daxing Industrial Development Zone
Beijing 102600
People’s Republic of China.
Facsimile: (8610) 6021-2164
Attention: Chairman
                    If to the Indemnitee:
Sik Siu Kwan
9D Hilltop, 60 Cloudview Road
North Point, Hong Kong

          Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.
          21. Specific Performance. The failure of the Company to perform any of its obligations hereunder shall entitle the Indemnitee, as a matter of course, to request an injunction from any court of competent jurisdiction to enforce such obligations. Such right to request specific performance shall be cumulative and in addition to any other rights and remedies to which the Indemnitee shall be entitled.
[Signature page to follow]

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day first set forth above.

THE COMPANY:

DUOYUAN PRINTING, INC.

By: /s/ Wenhua Guo

Name:	Wenhua Guo

Title:	Chairman

INDEMNITEE:

/s/ SIK Siu Kwan

Signature

Print Name:	SIK Siu Kwan